June 30, 2003

                             MARKMAN MULTIFUND TRUST

                         Markman Total Return Portfolio

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003

The Board of Trustees has approved the omission of the non-fundamental investment objective on page 2 of the Prospectus dated May 1, 2003 that reads "[w]e will normally own a maximum of 20 different stocks and no single stock will usually represent more than five percent of the Portfolio's total assets (on a cost basis)".